SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C.  20549


                                    FORM 8-K


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  OCTOBER 31, 2003
                                                          ----------------




              FIRST CITIZENS BANCORPORATION OF SOUTH CAROLINA, INC.
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             (Exact name of registrant as specified in its charter)


    SOUTH CAROLINA                     0-11172                    57-0738665
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    (State or other jurisdiction     (Commission                (IRS Employer
         of incorporation)           File Number)            Identification No.)

                   1230 MAIN STREET
                   COLUMBIA, SOUTH CAROLINA                           29201
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                 (Address of principal executive offices)          (Zip Code)


    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:           (803) 733-2659
                                                         -----------------------


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ITEM  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)  EXHIBITS.   The following exhibit is being filed with this Report:

EXHIBIT NO.               EXHIBIT DESCRIPTION
-----------  --------------------------------------------
    99       Copy of press release dated October 31, 2003


ITEM  9.  REGULATION FD DISCLOSURE (BEING FURNISHED UNDER BOTH ITEM 9 AND ITEM
          12).

     On October 31, 2003, Registrant announced its unaudited results of operations for the quarter and nine months ended September 30, 2003. A copy of Registrant's press release issued this date is attached as Exhibit 99 to this Report and is incorporated by reference into this Report.

                  DISCLOSURES ABOUT FORWARD LOOKING STATEMENTS

     The discussions included in this Report and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as "expects," "anticipates," "believes," "estimates," "plans," "projects," or other statements concerning opinions or judgments of the Registrant and its management about future events. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, the financial success or changing conditions or strategies of the Registrant's customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general economic conditions.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           FIRST CITIZENS BANCORPORATION
                                             OF SOUTH CAROLINA, INC.
                                                    (Registrant)



DATE:  October 31, 2003                    BY:        /s/ Craig L. Nix
                                              ------------------------
                                                      Craig L. Nix
                                                      Chief Financial Officer

                                  EXHIBIT INDEX


                99   Copy of press release dated October 31, 2003


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